UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   February 20, 2003

CBRL GROUP, INC.

Tennessee

0-25225

62-1749513

(State or Other Jurisdiction

(Commission File Number)

(I.R.S. Employer

of Incorporation)

Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(615) 444-5533

#

Item 7.  Financial Statements and Exhibits

(a)

Financial Statements.  None.

(b)

Pro Forma Financial Information.  None.

(c)

Exhibits.

99.1  Press Release dated February 20, 2003.

Item 9.  Regulation FD Disclosure

CBRL Group, Inc. issued a press release announcing results for its second quarter of fiscal 2003 ended January 31, 2003 and recent sales trends and earnings guidance for the third and fourth fiscal quarter of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 20, 2003

CBRL GROUP, INC.

By: /s/James F. Blackstock

Name:

James F. Blackstock

Title:

Senior Vice President, General

Counsel and Secretary

Exhibit 99.1

Contact:

Lawrence E. White

Senior Vice President/

Finance and

Chief Financial Officer

CBRL GROUP, INC. ANNOUNCES 30% INCREASE IN SECOND QUARTER DILUTED

NET INCOME PER SHARE, REPORTS CURRENT SALES TRENDS, AND

PROVIDES EARNINGS GUIDANCE FOR REMAINDER OF FISCAL 2003

LEBANON, Tenn. (February 20, 2003) -- CBRL Group, Inc. (the “Company”) (NASDAQ: CBRL) today announced results for its second quarter of fiscal 2003 ended January 31, 2003, reporting diluted net income per share of $0.48, up 30% from $0.37 in the year-earlier quarter. The Company also announced recent sales trends and earnings guidance for the third and fourth fiscal quarter of 2003.  The live broadcast of CBRL Group's quarterly conference call will be available to the public on-line at www.vcall.com or www.cbrlgroup.com today beginning at 11:00 a.m. (eastern time). The on-line replay will follow immediately and continue through February 26.

Highlights of the fiscal 2003 second quarter results and sales trends and earnings guidance include:

•

Diluted net income per share for the second quarter of fiscal 2003 up 30% and net income up 17% from the second quarter of fiscal 2002 on an 8% increase in total revenue.

•

Operating income for the quarter improved 0.6% as a percent of revenue compared with a year earlier.

•

Comparable store sales for the quarter up 2.0% for the Company’s Cracker Barrel Old Country Store® (“Cracker Barrel”) restaurant operations, marking the twelfth consecutive quarter of positive comparable restaurant sales; increases were against a difficult comparison with the prior year quarter in which mild weather conditions contributed to a 7.8% increase.  Comparable store retail sales at Cracker Barrel increased 0.2% against last year’s strong 4.3% increase.

•

Comparable restaurant sales up 0.5% in the Company’s Logan’s Roadhouse® (“Logan’s”) restaurants; the prior year quarter was up 3.6%, benefited by mild winter weather.

•

Early sales trends, just over two weeks into the third quarter, have been affected by severe winter weather and the timing of Valentine’s Day and Mardi Gras.   Sales trends also are believed to reflect the present unsettled world and economic situation.  Comparable store restaurant sales thus far in the third quarter of fiscal 2003 are down approximately 3.5% in Cracker Barrel and 2% in Logan’s. To date, fiscal 2003 third quarter comparable store retail sales in Cracker Barrel are down approximately 10%.

•

Diluted net income per share guidance for the third fiscal quarter of 2003 of a 10-15% increase from $0.36 in the prior fiscal year, including an estimated unfavorable net income effect of recent severe winter weather of approximately $0.02 per diluted share; fourth fiscal quarter of 2003 diluted net income per share increase of better than 15% compared with $0.56 for the fourth quarter of fiscal 2002.

•

Approximately 1.2 million shares of the Company’s outstanding common stock were repurchased at an average price of $29.73 during the second quarter.

Total revenue for the second quarter, which ended January 31, 2003, of $563.1 million increased 8% from the fiscal second quarter of 2002. Comparable store sales increases reflected comparison against the prior year’s strong quarter during which sales benefited from unusually mild winter weather.  Comparable store sales for the quarter for the Cracker Barrel concept increased 2.0% for restaurants (compared with 7.8% in last year’s second fiscal quarter), including a 2.8% higher average check, approximately 1.6% of which reflected menu price increases.  Comparable store retail sales at Cracker Barrel increased 0.2% (compared with 4.3% a year-ago) for the quarter.  Logan’s comparable restaurant sales for the quarter were up 0.5% (compared with 3.6% last year) after a 2.1% increase in average check, which included approximately 1.1% of menu price increases. Comparable store restaurant sales this year were affected unfavorably by severe winter weather, especially during the last half of January, with an estimated reduction in revenue for the full quarter of as much as 1%. During the quarter, the Company opened five new Cracker Barrel units and four new company-operated Logan’s restaurants.

The Company reported net income for the second quarter of fiscal 2003 of $24.6 million, or $0.48 per diluted share, reflecting increases of 17% and 30%, respectively, from net income of $21.1 million and diluted net income per share of $0.37 for the second quarter of fiscal 2002.  The reported diluted net income per share growth was in line with the Company’s most recent guidance of “30% or better” compared with the second quarter of fiscal 2002, as more favorable cost of goods, primarily reflecting lower retail shrink than projected, offset the profit impact of the severe winter weather late in January.  Diluted net income per share for the quarter was equal to the First Call® consensus estimate as of February 19, 2003.

Operating income improved from 6.5% of total revenue for the second quarter of fiscal 2002 to 7.1% in the second quarter of fiscal 2003.  The improvement in margin of 0.6% as a percent of revenue primarily reflected lower cost of goods sold.  Both of the Company’s concepts achieved lower food cost, and Cracker Barrel retail cost of goods sold benefited from improved shrink.

For the six months ended January 31, 2003, the Company reported revenue of $1.1 billion compared with $1.0 billion for the first six months of fiscal 2002, an increase of 7%.  Comparable store sales for Cracker Barrel were up 1.8% from a year ago in restaurant, including a 2.1% increase in average check, but declined 0.4% in retail.  Logan’s comparable restaurant sales during the first six months of fiscal 2003 increased 0.1%, with average check rising 1.5%.  The Company opened nine new Cracker Barrel units and nine new Logan’s company-operated restaurants during the first six months of fiscal 2003.

Net income for the six-month period increased to $47.6 million, or $0.93 per diluted share, from $40.8 million, or $0.72 per diluted share, for the first six months of fiscal 2002, reflecting increases of 17% and 29%, respectively.

During the second quarter of fiscal 2003, the Company repurchased approximately 1.2 million shares of its outstanding common stock at an average price of $29.73, bringing year-to-date share repurchases to 2 million at an average price of $26.93, and completing the remaining repurchases under its previously announced 2 million share repurchase authorization.

Commenting on the results, CBRL Group, Inc. President and Chief Executive Officer Michael A. Woodhouse said, “We are very pleased to report such strong results for the second quarter of our fiscal year.  Despite harsher weather than last year and continued weakness in consumer sentiment, we achieved positive comparable store sales in all our businesses during the quarter.  These results are all the more notable coming on top of the 4.3% increase in Cracker Barrel comparable store retail sales and the 7.8% and 3.6% comparable store restaurant sales increases recorded by Cracker Barrel and Logan’s, respectively, during last year’s second fiscal quarter.  We also continued our improvements in operating margins as we realized benefits of our food and retail cost management and restaurant labor cost management initiatives.”

The Company urges caution in considering its current trends and the earnings guidance disclosed in this press release.  The restaurant industry is highly competitive, and trends and guidance are subject to numerous factors and influences, some of which are discussed in the cautionary language at the end of this press release.  The Company assumes no obligation to update disclosed information on trends or targets other than in its periodic filings under Forms 10-K, 10-Q, and 8-K with the Securities and Exchange Commission.

The Company reported that quarter-to-date comparable store restaurant sales for the just over two-week period of its third quarter of fiscal 2003 are down approximately 3.5% in its Cracker Barrel units compared with the same period a year ago, including an increase in average check of approximately 2-2.5%.  Quarter-to-date retail sales in the comparable units are down approximately 10%.  Quarter-to-date comparable restaurant sales in the Company’s Logan’s restaurants are down approximately 2% compared with last year, including approximately 1.5-2% higher average check.

President and CEO Michael A. Woodhouse commented on the trends, “Current sales trends are unfavorably affected by recent severe weather and by timing of Valentine’s Day, which occurred on a Friday this year compared with a Thursday last year, reducing the sales benefit of this popular dining-out holiday. Later timing of Mardi Gras and Ash Wednesday also unfavorably affected these early sales results.  While consumer sentiment over the threats of war, terrorism and continued economic uncertainty are concerns, we expect stronger sales throughout the remainder of the quarter.  We continue to strive to make our concepts destinations of choice and reliable comfort for our guests.”

The Company’s present guidance for diluted net income per share for the third quarter of fiscal 2003, which ends on May 2, 2003, is an increase of 10-15% from $0.36 in the year-ago quarter, on total revenue growth of approximately 6%. The guidance includes an estimated unfavorable net income effect of recent severe winter weather of approximately $0.02 per diluted share. Earnings guidance reflects many assumptions, most of which cannot be known, including, very importantly, sales expectations, especially in periods of unsettled world and economic conditions and potentially disruptive weather.  The Company presently expects comparable store restaurant sales to be up 0-1% at both Cracker Barrel and Logan’s for the full quarter, and comparable store retail sales to be down 1-3%. The Company expects to open six new Cracker Barrel units and three company-operated Logan’s restaurants in the third fiscal quarter, of which three new Cracker Barrel units and two new Logan’s restaurants have been opened thus far.  The Company’s present guidance for the fourth quarter of fiscal 2003 is an increase in diluted net income per share of better than 15% from $0.56 in the fourth quarter of the prior year, including a revenue increase of approximately 7%.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 469 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 95 company-operated and 12 franchised Logan’s Roadhouse restaurants in 17 states.

Except for specific historical information, the matters discussed in this press release are forward-looking statements that involve risks, uncertainties and other factors that may cause actual results and performance of CBRL Group, Inc. and its subsidiaries to differ materially from those expressed or implied by this discussion.  All forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “assumptions”, “target”, “guidance”, “outlook”, “plans”, “projection”, “may”, “will”, “would”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “potential” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors which will affect actual results include, but are not limited to: adverse general economic conditions including uncertain consumer confidence effects on sales; weather conditions and customer travel activity; practical or psychological effects of terrorist acts and war or military or government responses; the actual results of pending or threatened litigation or governmental investigations and the costs and effects of negative publicity associated with these activities; commodity, workers’ compensation, group health and utility price changes; the effects of plans intended to improve operational execution and performance; the effects of increased competition at Company locations on sales and on labor recruiting, cost, and retention; the ability of and cost to the Company to recruit, train, and retain qualified restaurant hourly and management employees; the ability of the Company to identify successful new lines of retail merchandise; the availability and cost of acceptable sites for development; the acceptance of the Company’s concepts as the Company continues to expand into new markets and geographic regions; changes in interest rates affecting the Company’s financing costs; increases in construction costs; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting accounting, tax, wage and hour matters, health and safety, pensions and insurance; changes in generally accepted accounting principles or changes in capital market conditions that could affect valuations of restaurant companies in general or the Company’s goodwill in particular;  other undeterminable areas of government or regulatory actions or regulations; and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission, press releases, and other communications.

First Call is a registered trademark of First Call Corporation.

CBRL GROUP, INC.

CONSOLIDATED INCOME STATEMENT (Unaudited)

(In thousands, except per share amounts)

Second Quarter Ended

Six Months Ended

1/31/03

2/1/02

Change

1/31/03

2/1/02

Change

Total revenue

$

563,119

$

523,599

8%

$

1,090,658

$

1,019,955

7%

Cost of goods sold

190,112

181,732

5

356,077

344,932

3

Gross profit

373,007

341,867

9

734,581

675,023

9

Labor & other related expenses

204,920

191,308

7

404,187

378,203

7

Other store operating expenses

97,405

88,301

10

187,985

171,472

10

Store operating income

70,682

62,258

14

142,409

125,348

14

General and administrative

30,317

28,014

8

64,221

58,748

9

Operating income

40,365

34,244

18

78,188

66,600

17

Interest expense

2,184

1,328

64

4,445

3,081

44

Interest income

--

--

--

73

--

--

Pretax income

38,181

32,916

16

73,816

63,519

16

Provision for income taxes

13,555

 11,784

15

26,205

22,740

15

Net income

$

24,626

$

21,132

17

$

47,611

$

40,779

17

Earnings per share:

Basic

$

0.50

$

0.38

32

$

0.95

$

0.74

28

Diluted

$

0.48

$

0.37

 30

$

0.93

$

0.72

29

Weighted average shares:

Basic

49,689

55,498

(10)

49,874

55,217

(10)

Diluted

51,447

57,595

(11)

51,383

56,888

(10)

Ratio Analysis

Total revenue

100.0

%

100.0

%

100.0

%

100.0

%

Cost of goods sold

33.8

34.7

32.6

33.8

Gross profit

66.2

65.3

67.4

66.2

Labor & other related expenses

36.4

36.5

37.1

37.1

Other store operating expenses

17.3

16.9

17.2

16.8

Store operating income

12.5

11.9

13.1

12.3

General and administrative

5.4

5.4

5.9

5.8

Operating income

7.1

6.5

7.2

6.5

Interest expense

0.3

0.2

0.4

0.3

Interest income

--

--

--

--

Pretax income

6.8

6.3

6.8

6.2

Provision for income taxes

2.4

2.3

2.4

2.2

Net income

4.4

%

4.0

%

4.4

%

4.0

%

CONSOLIDATED CONDENSED BALANCE SHEET

(Unaudited)

(In thousands)

1/31/03

8/2/02

Assets

Cash and cash equivalents

$

21,578

$

15,074

Other current assets

139,468

156,508

Property and equipment, net

1,010,216

984,817

Goodwill, net

92,882

92,882

Other assets

15,918

14,550

Total assets

$

1,280,062

$

1,263,831

Liabilities and Stockholders’ Equity

Current liabilities

$

230,920

$

233,169

Long-term debt

202,079

194,476

Other long-term obligations

51,167

53,192

Stockholders’ equity

795,896

782,994

Total liabilities and stockholders’ equity

$

1,280,062

$

1,263,831

CONSOLIDATED CONDENSED CASH FLOW STATEMENT

(Unaudited)

(In thousands)

Six Months Ended

1/31/03

2/1/02

Cash flow from operating activities:

Net income

$

47,611

$

40,779

Depreciation and amortization

32,524

30,019

Loss (gain) on disposition of property and equipment

120

(84)

Accretion on zero-coupon notes

2,603

--

Net changes in other assets and liabilities

10,418

(20,501)

Net cash provided by operating activities

93,276

50,213

Cash flows from investing activities:

Purchase of property and equipment

(58,458)

(45,781)

Net proceeds from sale of property and equipment

1,433

1,336

Net cash (used in) provided by investing activities

(57,025

)

(44,445

)

Cash flows from financing activities:

Proceeds from issuance of long-term debt

207,100

273,600

Principal payments under long-term obligations

(202,138)

(263,650)

Proceeds from exercise of stock options

20,202

35,950

Purchases and retirement of common stock

(53,868)

(44,139)

Dividends on common stock

(1,043)

(1,163)

Net cash (used in) provided by financing activities

(29,747)

598

Net increase (decrease) in cash and cash equivalents

6,504

6,366

Cash and cash equivalents, beginning of period

15,074

11,807

Cash and cash equivalents, end of period

$

21,578

$

18,173

CBRL GROUP, INC.

Supplemental Information

As of

As of

As of

1/31/03

8/2/02

2/1/02

Common shares outstanding

49,360,351

50,272,459

55,431,802

Units in operation:

Cracker Barrel

466

457

445

Logan’s Roadhouse – company-owned

93

84

83

Total company-owned units

559

541

528

Logan’s Roadhouse – franchised

12

12

 10

System-wide units

571

553

538

Second Quarter Ended

Six Months Ended

Net sales in company-owned stores:

1/31/03

2/1/02

1/31/03

2/1/02

(In thousands)

Cracker Barrel – restaurant

$

355,347

$

330,754

$

716,014

$

670,758

Cracker Barrel – retail

139,315

132,161

242,832

232,560

Cracker Barrel – total

494,662

462,915

958,846

903,318

Logan’s Roadhouse

68,177

 60,422

131,252

116,155

Total net sales

562,839

523,337

1,090,098

1,019,473

Franchise fees and royalties

280

262

560

482

Total revenue

$

563,119

$

523,599

$

1,090,658

$

1,019,955

Operating weeks – company-owned stores:

Cracker Barrel

6,038

5,747

11,993

11,448

Logan’s Roadhouse

1,184

1,060

2,305

2,058

Average comparable store sales –

company-owned stores: (In thousands)

Cracker Barrel – restaurant

$

760.5

$

745.7

$

1,547.5

$

1,520.9

Cracker Barrel – retail

295.9

295.3

519.2

520.9

Cracker Barrel – total

$

1,056.4

$

1,041.0

$

2,066.7

$

2,041.8

Logan’s Roadhouse

$

726.5

$

723.2

$

1,447.8

$

1,445.7

Capitalized interest

$

120

$

87

$

241

$

197